Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tricida, Inc. (the “Company”), on Form 10-Q for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), Gerrit Klaerner, Ph.D., Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: August 6, 2020

/s/ Gerrit Klaerner, Ph.D.
Gerrit Klaerner, Ph.D.
Chief Executive Officer and President
(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tricida, Inc. (the “Company”), on Form 10-Q for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), Geoffrey M. Parker, Chief Financial Officer and Executive Vice President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: August 6, 2020

/s/ Geoffrey M. Parker
Geoffrey M. Parker
Chief Financial Officer and Executive Vice President
(Principal Financial Officer)